                                                                Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this  Registration  Statement on
Form  S-8  of our  report  dated  March  25,  2005,  relating  to the  financial statements and financial  statement schedules of Providence & Worcester Railroad
Company  appearing in the Annual  Report on Form 10-K of  Providence & Worcester
Railroad Company for the year ended December 31, 2004.

Deloitte & Touche LLP

Boston, Massachusetts
August 16, 2005